
UNITRIN

THE DIXIE GROUP

Exhibit 99.1

# April 2014 Investor Presentation

Contact:
Jon Faulkner
CFO
The Dixie Group

Phone: 706-876-5814

jon.faulkner@dixiegroup.com

# Forward Looking Statements
## The Dixie Group, Inc.

THE DIXIE GROUP

- Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company's results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company's business. Issues related to the availability and price of energy may adversely affect the Company's operations. Additional information regarding these and other factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.
- General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

# Dixie History

THE DIXIE GROUP


DIXIE MERCERIZING COMPANY
Dixie
20

- Began operations in 1920
- Transitioned from textiles to floorcovering in 1990's – now 100% floorcovering
- Refined focus on upper-end markets in 2004
- For over 90 years we have focused on specialized products
- Traditionally we have outperformed the industry and expect to do so in the future

# Dixie Today

THE DIXIE GROUP



- Commitment to brands in the upper-end market with strong growth potential
- Diversified between Commercial and Residential markets
- Diversified customer base (TTM Basis)
  - Top 10 carpet customers
    - 17% of sales
  - Top 20 carpet customers
    - 20% of sales

# New and Existing Home Sales
## Seasonally Adjusted Annual Rate

THE DIXIE GROUP



New 1,000
Existing 1,000
600
550
500
450
400
350
300
250
5,500
5,000
4,500
4,000
3,500
3,000
Jan '10
July
Jan '11
July
Jan '12
July
Jan '13
Jul
Jan '14

- **"There really should be stronger levels of home sales given our population growth. In contrast, price growth is rising faster than historical norms because of inventory shortages."**
- **"With ongoing job creation and some weather delayed shopping activity, home sales should pick up, especially if inventory continues to improve and mortgage interest rates rise only modestly."**

**Lawrence Yun,**

**Chief Economist**
**National Association of Realtors**
**April 22, 2014**

**Source: National Association of Realtors (existing) and census.gov/const/c25 (new).**

# Residential Remodeling

## Harvard Study Leading Indicator of Remodeling Activity

THE DIXIE GROUP

### Leading Indicator of Remodeling Activity – First Quarter 2014



Homeowner Improvements
Four-Quarter Moving Totals
Billions of $
Four-Quarter Moving
Rate of Change
$180
$170
$160
$150
$140
$130
$120
$110
$100
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-1.5%
0.3%
6.3%
8.4%
9.0%
7.4%
6.2%
4.2%
4.5%
4.5%
9.5%
11.0%
10.7%
13.1%
14.5%
9.4%
$111.4
$114.7
$119.4
$120.9
$121.5
$123.1
$126.8
$126.0
$127.0
$128.7
$138.8
$139.9
$140.5
$145.5
$158.9
$153.1
2011-1
2
3
4
2012-1
2
3
4
2013-1
2
3
4
2014-1
2
3
4
US Census Bureau
LIRA

Note: The third and fourth quarter 2013 estimate is based on the LIRA, because data collection for home improvement spending by the Census Bureau was impacted by the October 2013 government shutdown.
Source: Joint Center for Housing Studies of Harvard University.

# The Industry versus GDP

THE DIXIE GROUP



Value of U.S. Carpet & Rug Shipments versus U.S. GDP
1963 1965 1967 1969 1971 1973 1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013
US Carpet & Rug Shipments in millions of current dollars
US GDP in billions of current dollars

**2014**

- **GDP growth in the second quarter should bounce back to a rate of 2.5% to 3%, from a weather-related and inventory slowdown in the first quarter.**
- **Economic activity is still on track to grow 2.7% or better for the year.**

**Kiplinger's**

**April 3, 2014**

# Residential and Commercial
## Fixed Investment

THE DIXIE GROUP



Fixed Investment as % of GDP
(U.S.Dept. of Commerce)
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1969 Q1
1970 Q1
1971 Q1
1972 Q1
1973 Q1
1974 Q1
1975 Q1
1976 Q1
1977 Q1
1978 Q1
1979 Q1
1980 Q1
1981 Q1
1982 Q1
1983 Q1
1984 Q1
1985 Q1
1986 Q1
1987 Q1
1988 Q1
1989 Q1
1990 Q1
1991 Q1
1992 Q1
1993 Q1
1994 Q1
1995 Q1
1996 Q1
1997 Q1
1998 Q1
1999 Q1
2000 Q1
2001 Q1
2002 Q1
2003 Q1
2004 Q1
2005 Q1
2006 Q1
2007 Q1
2008 Q1
2009 Q1
2010 Q1
2011 Q1
2012 Q1
2013 Q1
Residential Fixed Investment % of GDP
Comercial Structures Fixed Investment as % of GDP
Residential 44 Yr Average
Commercial 44 Yr Average

Rebound in residential activity

Rebound in commercial activity

2013 showed a strong rebound in growth;

We expect 2014 to continue this trend

# Consumer Sentiment
## Conference Board

THE DIXIE GROUP



Conference Board Consumer Confidence Survey
160
140
120
100
80
60
40
20
0
2011Oct.
2011Nov.
2011Dec.
2012Jan.
2012Feb.
2012Mar.
2012Apr.
2012May
2012June
2012July
2012Aug.
2012Sep.
2012Oct.
2012Nov.
2012Dec.
2013Jan.
2013Feb.
2013Mar.
2013Apr.
2013May
2013June
2013July
2013Aug.
2013Sep.
2013Oct.
2013Nov.
2013Dec.
2014Jan.
Feb.(r)
Mar.(p)
Household Income $50,000 and over
Household Income $125,000 and over

**March 2014:**

- **"Consumer confidence improved in March, as expectations for the short-term outlook bounced back from February's decline. "**
- **"Overall, consumers expect the economy to continue improving and believe it may even pick up a little steam in the months ahead."**
- **Lynn Franco, Director of The Conference Board Consumer Research Center**

**1966 = 100**

# The Stock Market

THE DIXIE GROUP



Percentage change since the start of the financial crisis for
S&P 500
160%
140%
120%
100%
80%
60%
40%
8/1/2008
2/1/2009
8/1/2009
2/1/2010
8/1/2010
2/1/2011
8/1/2011
2/1/2012
8/1/2012
2/1/2013
8/1/2013
2/1/2014
S&P 500

**April 2014**

- The stock market has rebounded beyond pre-recession levels
- 2014 has had a slight pullback but appears to be on a more stable track of steady growth
- However, the market is still subject to macro events:
  - Job growth,
  - US policies,
  - China,
  - Ukraine

# The Industry as compared to The Dixie Group

THE DIXIE GROUP


Value of U.S. Carpet & Rug Mill Shipments
($ 000's)
Carpet Sales of The Dixie Group from 2003 through Q1 2014
Since 2009, Dixie's sales ares up 69% while the industry is up 11%
Note: 2011 adjusted for 53 weeks,
Increase measured as TTM vs. 2009,
Industry data is Dixie Group estimate
Single year dips in shipments during recessionary times
Multi-year decline in this downturn
Beginning of recovery
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
1963
1968
1973
1978
1983
1988
1993
1998
2003
2008
2013

Source: U.S. Bureau of Economic Analysis and Company estimates

# 2012 U.S. Carpet Manufacturers

THE DIXIE GROUP

| Carpet Leaders | Dollars in Millions | % Total | |
|---|---|---|---|
| Shaw (Berkshire Hathaway) | $ 2,996 | 38.7% | Residential & Commercial |
| Mohawk (MHK) | $ 1,869 | 24.2% | Residential & Commercial |
| Beaulieu (Private) | $ 625 | 8.1% | Residential & Commercial |
| Interface (TILE) | $ 421 | 5.4% | Commercial Only |
| Engineered Floors (Private) | $ 285 | 3.7% | Residential Only |
| Dixie (DXYN) | $ 266 | 3.4% | Residential & Commercial |
| Other | $ 1,317 | 16.5% | Residential & Commercial |
| Market | $ 7,656 | 100.0% | |

Source: Floor Focus – includes carpet as broadloom and modular tile, excludes rug sales

# Dixie versus the Industry

THE DIXIE GROUP

## Dixie plus Atlas TTM Q1 2014 on a Pro Forma basis



High-End Atlas Commercial 11%
High-End Commercial 23%
High-End Residential 66%

## U.S. TTM Q1 2014 Carpet Market

Sales $10.2 Billion



Commercial 42%
Residential 58%

Source: Floor Focus – Broadloom & Carpet Tile and Dixie Group estimate

# Carpet Dollar Sales
## Indexed to 2009

THE DIXIE GROUP


2.00
1.80
1.60
1.40
1.20
1.00
0.80
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Q1 2013
Q3 2013
Q1 2014
Dixie
Market

# Carpet Unit Sales
## Indexed to 2009

THE DIXIE GROUP



2.40
2.20
2.00
1.80
1.60
1.40
1.20
1.00
0.80
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Q1 2013
Q3 2013
Q1 2014
Dixie
Market

# Industry Positioning
## The Dixie Group

THE DIXIE GROUP



- Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community
- This leads us to:
  - Have a sales force that is attuned to design and customer solutions
  - Be a "product driven company" with emphasis on the most beautiful and up to date styling and design
  - Be quality focused with excellent reputation for building excellent products and standing behind what we make
  - And, unlike much of the industry, not manufacturing driven

# Residential Market Positioning
## The Dixie Group

THE DIXIE GROUP



ESTIMATED TOTAL WHOLESALE MARKET
FOR CARPETS AND RUGS:
VOLUME AND PRICE POINTS
Positioning of Dixie Brands by Price Point Segment
(Over $20 per SQ YD)
ESTIMATED DATA
BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2012 $'s)
TOTAL MARKET: SQUARE YARDS
OR SALES DOLLARS
Masland
Dixie Home
Fabrica
$0
$8
INDUSTRY
AVERAGE
$14
$21
$28
$35
$42
$49
PRICE/ SQ YD

Note: Industry average price is based on sales reported through industry sources.

Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

# Dixie Group High-End Residential Sales
## All Brands

THE DIXIE GROUP




Sales by Brand for TTM Q1 2014
Fabrica, 18%
Masland, 36%
Dixie Home, 46%

# Dixie Group High-End Residential Sales
## All Brands

THE DIXIE GROUP



**Sales by Channel for TTM Q1 2014**


Commercial, 2%
Other, 0.8%
Distributor, 0.2%
Specialty - OEM, 1%
Builder, 3%
National Retailers, 1%
Mass Merchant, 17%
Designer, 16%
Retailer, 60%

DIXIE HOME

THE DIXIE GROUP



- Well-styled moderate to upper priced residential broadloom line
  - Known for differentiated pattern and color selection
- Dixie provides a “full line” to retailers
  - Sells Specialty and Mass Merchant retailers
- Growth initiatives
  - Stainmaster® Tru Soft ™ Fiber Technology
  - Stainmaster® SolarMax ® Fiber Technology
  - Durasilk Polyester

Masland CARPETS & RUGS

THE DIXIE GROUP



- Leading high-end brand with reputation for innovative styling, design and color
- High-end retail / designer driven
  - Approximately 27% of sales directly involve a designer
- Hand crafted and imported rugs
- Growth initiative
  - Stainmaster® TruSoft™ Fiber Technology
  - Wool products in both tufted and woven constructions

FABRICA
FINE CARPET & RUGS

THE DIXIE GROUP



- Premium high-end brand
  - "Quality without Compromise"
- Designer focused
  - Approximately 39% of sales directly involve a designer
- Hand crafted and imported rugs
- Growth initiatives
  - Stainmaster® TruSoft™ Fiber Technology
  - Fabrica Permaset dyeing process "unlimited color selection in wool"

# Commercial Market Positioning
## The Dixie Group



- We focus on the "high end specified soft floorcovering contract market"
- We have positioned our brands to serve this market through:
  - Our Masland Contract division
    - Broad product line for diverse commercial markets through a direct sales model
  - Our Avant division
    - Corporate focus using a multi-line sales agent based model
  - Our Masland Residential sales force
    - Sells "main street commercial" through retailers





- Premium brand in the specified commercial marketplace
  - Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets
- Designer focused
- Strong national account base
  - Delta Air Lines, Best Buy, Club Corp
- Growth initiative
  - SPEAK and FIT collections
  - Desso Air Master product line
  - Desso Masland Hospitality joint venture

Masland contract

THE DIXIE GROUP





## Sales by Channel for TTM Q1 2014



Gov't, 1%
Health Care, 8%
Other, 2%
Store Planning, 20%
Hospitality, 20%
Corporate, 47%
Education, 3%

**Channels: Interior Design Specifier and Commercial End User**

# Atlas

THE DIXIE GROUP



- Atlas is our newest brand
- Dedicated to servicing the architect and designer for finer goods
- Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings
- With state-of-the-art tufting machines Atlas can quickly manufacture custom running line products

# Dixie Group Sales
## $ in millions

THE DIXIE GROUP



Net Sales (millions)
$331
$321
$283
$205
$231
$270
$266
$345
$372
2006
2008
2010
2012
Q1 2014
Seasonally
Adjusted

# Sales & Operating Income
## $ in millions

THE DIXIE GROUP

| | Y 2009 | Y 2010 | Y 2011 | Y 2012 | Y 2013 | YTD 2014 |
|---|---|---|---|---|---|---|
| Net Sales | 203 | 231 | 270 | 266 | 345 | 85 |
| Net Income (Loss) | (42.2) | (4.7) | 1.0 | (0.9) | 5.3 | 3.3 |
| Non-GAAP Adjusted Op. Income | (8.4) | (1.0) | 5.1 | 3.5 | 16.1 | (0.9) |
| Non-GAAP Adjusted EBITDA | 5.3 | 10.3 | 14.5 | 13.2 | 26.3 | 2.1 |

| | Q4 2012 | Q1 2013 | Q2 2013 | Q3 2013 | Q4 2013 | Q1 2014 |
|---|---|---|---|---|---|---|
| Net Sales | 71.1 | 75.4 | 83.6 | 90.2 | 95.8 | 85.3 |
| Net Income (Loss) | (0.4) | 0.6 | 1.6 | 1.4 | 1.6 | 3.3 |
| Non-GAAP Adjusted Op. Income | 1.3 | 3.1 | 4.7 | 4.6 | 3.7 | (0.9) |
| Non-GAAP Adjusted EBITDA | 3.5 | 5.7 | 7.2 | 7.3 | 6.1 | 2.1 |

**Management estimates the impact of severe weather was $1.1 million in the first quarter of 201**

Note: Non-GAAP reconciliation starting on slide 32

# Current Business Conditions
## First quarter 2014 activity

THE DIXIE GROUP

- Operationally we did not perform up to expectations:
  - The bad weather early in the quarter impacted operations
  - The slow startup of our Colormaster upgrade increased our costs
  - One time costs associated with acquisition and joint venture
  - We did not perform as well operationally and had excess cost
- Immediately we have implemented stricter cost controls
- We have accelerated transition of production to lower cost facilities
  - Moved yarn production in house to run our facility full
  - More tufting production brought in house to lower fixed overhead
  - More products routed through lower cost Colormaster dyeing
  - Move skein dye products to lower cost continuous yarn dyeing
- We have implemented tighter procedures to improve material yields
- Commercial product sales increased 9.6% versus prior year, ex. Atlas
- Residential product sales increased 9.4% versus prior year

# Current Business Conditions
## 2014 Initiatives

THE DIXIE GROUP

- We will consolidate our distribution facilities and streamline our operations in 2014 & 15 in a $2.4 million restructuring plan to lower operating and lease costs and reduce excess freight and waste
- We will consolidate the Atlas dye house in 2014 and further integrate Atlas operations in 2015 to lower cost and improve utilization in a $1.5 million restructuring plan
- Signed a distribution agreement to offer Desso Air Master / Sound Master health and welfare collections
- Launched a joint venture with Desso to service the hospitality marketplace with a combined woven / tufted offering
- We acquired Atlas Carpet Mills, a premium supplier to the specified commercial marketplace

# Outlook for 2014

THE DIXIE GROUP

The housing & commercial markets have strengthened:

- The residential housing markets are continuing their momentum
- Commercial market is forecasted to improve (AIA forecast)
- Positive market reception to our new products:
  - Masland and Fabrica Wool Collections continued growth
  - New Stainmaster® PetProtect™ and TruSoft™ products
  - New modular tile SPEAK and FIT office remodel collections
  - New MILESTONE senior living collection
- Expanding and leveraging our residential and commercial sales forces
- Stainmaster® partnership to expand retail coverage
- Our upper-end customer is more confident
- We grew nearly 30% in 2013 with momentum in all market segments
- Order entry of carpet products for Q2 to date over 15%, ex. Atlas
- Sales of carpet products for Q2 to date over 13%, ex. Atlas and 25% including Atlas Carpet Mills.



FABRICA
FINE CARPET & RUGS

Masland
CARPETS & RUGS

DIXIE
HOME



THE DIXIE GROUP



Atlas

Masland™
contract



# Non-GAAP Information

THE DIXIE GROUP

**Use of Non-GAAP Financial Information:**

The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States.

The Company defines Adjusted Operating Income as Operating Income plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 2)

The Company defines Adjusted EBIT as net income plus taxes and plus interest. (Note 3)

The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined and plus other (income) expense - net. (Note 4)

The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures net of asset sales. The change in net working capital is the change in current assets less current liabilities between periods. (Note 5)

The company defines Adjusted Net Income as net income plus loss from discontinued operations, net of tax plus facility consolidation and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined, all tax effected. (Note 6)

Due to rounding, totals of the quarterly information for each of the years reflected may not necessarily equal the annual totals.

## Non-GAAP Summary

| | Three Months Ended | |
|---|---|---|
| **Non-GAAP Gross Profit** | Q1 2013 | Q1 2014 |
| Net Sales | 75,440 | 85,313 |
| Gross profit | 18,412 | 18,007 |
| Plus: Colormaster Expansion | 1,036 | 445 |
| Plus: Machine Tufted Rug Expansion | 157 | - |
| Plus: Eton Tufting Facility Startup | 110 | - |
| Adjusted gross profit | 19,715 | 18,452 |
| | | |
| Gross profit margin as % of net sales | 24.4% | 21.1% |
| Adjusted gross profit margin as a % of net sales | 26.1% | 21.6% |
| | | |
| Management estimate of impact of severe weather | - | 1,100 |
| | | |
| **Non-GAAP Operating Income** | | |
| Net Sales | 75,440 | 85,313 |
| Operating Income | 1,677 | (2,469) |
| Plus: Colormaster Expansion | 1,036 | 445 |
| Plus: Machine Tufted Rug Expansion | 157 | - |
| Plus: Eton Tufting Facility Startup | 110 | - |
| Plus: Robertex rebranding and other market initiatives | 165 | 620 |
| Plus: Atlas Acquisition Related Expenses | - | 455 |
| Plus: Atlas Facility Consolidation | - | 73 |
| Adjusted Operating Income | 3,145 | (876) |
| | | |
| Operating income as % of net sales | 2.2% | -2.9% |
| Adjusted operating income as a % of net sales | 4.2% | -1.0% |
| | | |
| Management estimate of impact of severe weather | - | 1,100 |

## Use of Non-GAAP Financial Information:

### Adjusted Operating Income (Loss) - Note 2

| ($ in thousands) | Q1 2013 | Q2 2013 | Q3 2013 | Q4 2013 | Q1 2014 |
|---|---|---|---|---|---|
| Net Sales | 75,440 | 83,616 | 90,211 | 95,799 | 85,313 |
| Operating income (loss) | 1,677 | 3,271 | 1,829 | 1,813 | (2,469) |
| Plus: Facility consolidation and severance expenses | - | - | - | - | 73 |
| Plus: Impairment of assets | - | - | - | 195 | - |
| Plus: Impairment of goodwill | - | - | - | - | - |
| Plus: Acquisition related expenses & purchase accounting | - | - | 535 | 182 | 455 |
| Plus: Mfg expansion & Business integration | 1,468 | 1,442 | 2,187 | 1,519 | 1,065 |
| Non-GAAP Adj. Operating Income (Loss) (Note 2) | $ 3,145 | $ 4,713 | $ 4,551 | $ 3,709 | $ (876) |
| Non-GAAP Adj. Operating Income as % of Net Sales | 4.2% | 5.6% | 5.0% | 3.9% | -1.0% |
| Management estimate of impact of severe weather | - | - | - | - | 1,100 |

### Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

| ($ in thousands) | Q1 2013 | Q2 2013 | Q3 2013 | Q4 2013 | Q1 2014 |
|---|---|---|---|---|---|
| Net income (loss) as reported | 636 | 1,645 | 1,412 | 1,597 | 3,268 |
| Less: Income (loss) from discontinued, net tax | (15) | (32) | (20) | (1) | (40) |
| Plus: Taxes | 23 | 620 | (501) | (785) | 1,945 |
| Plus: Interest | 995 | 869 | 896 | 996 | 1,012 |
| Non-GAAP Adjusted EBIT (Note 3) | $ 1,669 | $ 3,166 | $ 1,828 | $ 1,809 | $ 6,265 |
| Non-GAAP Adjusted EBIT as % of Net Sales | 2.2% | 3.8% | 2.0% | 1.9% | 7.3% |

### Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

| ($ in thousands) | Q1 2013 | Q2 2013 | Q3 2013 | Q4 2013 | Q1 2014 |
|---|---|---|---|---|---|
| Non-GAAP Adjusted EBIT (from above) | 1,669 | 3,166 | 1,828 | 1,809 | 6,265 |
| Plus: Depreciation and amortization | 2,515 | 2,559 | 2,747 | 2,441 | 2,988 |
| EBITDA | 4,184 | 5,725 | 4,575 | 4,250 | 9,253 |
| Plus: Facility consolidation and severance expenses | - | - | - | - | 73 |
| Plus: Impairment of assets | - | - | - | 195 | - |
| Plus: Impairment of goodwill | - | - | - | - | - |
| Plus: Acquisition related expenses & purchase accounting | - | - | 535 | 182 | 455 |
| Plus: Mfg expansion & Business integration | 1,468 | 1,442 | 2,187 | 1,519 | 1,065 |
| Less: Gain on purchase of business | - | - | - | - | (8,744) |
| Non-GAAP Adjusted EBITDA (Note 4) | $ 5,652 | $ 7,167 | $ 7,297 | $ 6,146 | $ 2,102 |
| Non-GAAP Adjusted EBITDA as % of Net Sales | 7.5% | 8.6% | 8.1% | 6.4% | 2.5% |
| Management estimate of impact of severe weather | - | - | - | - | 1,100 |

## Free Cash Flow (FCF) - Note 5

| ($ in thousands) | Q1 2013 | Q2 2013 | Q3 2013 | Q4 2013 | Q1 2014 |
|---|---|---|---|---|---|
| Non-GAAP Adjusted EBIT (from above) | 1,669 | 3,166 | 1,828 | 1,809 | 6,265 |
| Times: 1 - Tax Rate = EBIAT | 1,035 | 1,963 | 1,133 | 1,122 | 3,884 |
| Plus: Depreciation and Amortization | 2,515 | 2,559 | 2,747 | 2,441 | 2,988 |
| Plus: Non Cash Impairment of Assets and Goodwill | - | - | - | 195 | - |
| Minus: Net change in Working Capital | 2,923 | 8,851 | 7,805 | (858) | 12,317 |
| Non-GAAP Cash from Operations | 627 | (4,329) | (3,925) | 4,615 | (5,445) |
| Minus: Capital Expenditures net of Asset Sales | 2,580 | 3,441 | 4,450 | 2,786 | 2,812 |
| Minus: Business / Capital acquisitions | - | - | 1,863 | - | 6,929 |
| Non-GAAP Free Cash Flow (Note 5) | (1,953) | (7,770) | (10,238) | 1,829 | (15,186) |
| Current Assets | 122,065 | 132,985 | 151,164 | 149,789 | 175,444 |
| Current Liabilities | 42,184 | 44,253 | 54,628 | 54,110 | 67,448 |
| Net Working Capital | 79,881 | 88,732 | 96,537 | 95,679 | 107,996 |
| Change in Net Working Capital | 2,923 | 8,851 | 7,805 | (858) | 12,317 |

## Adjusted Income from Continuing Operations - Note 6

| ($ in thousands) | Q1 2013 | Q2 2013 | Q3 2013 | Q4 2013 | Q1 2014 |
|---|---|---|---|---|---|
| Net Income | 636 | 1,645 | 1,412 | 1,597 | 3,268 |
| Loss from Discontinued Operations | (15) | (32) | (20) | (1) | (40) |
| Income from Continuing Operations | 651 | 1,677 | 1,432 | 1,598 | 3,308 |
| Plus: Facility consolidation and severance expenses | - | - | - | - | 73 |
| Plus: Impairment of assets | - | - | - | 195 | - |
| Plus: Impairment of goodwill | - | - | - | - | - |
| Plus: Acquisition related expenses & purchase accounting | - | - | 535 | 182 | 455 |
| Plus: Mfg expansion & Business integration | 1,468 | 1,442 | 2,187 | 1,519 | 1,065 |
| Less: Gain on purchase of business | - | - | - | - | (8,744) |
| Plus: Tax effect of above | (558) | (548) | (1,034) | (720) | 2,717 |
| Plus: Prior years tax credits and valuation allowance | (157) | - | (733) | (957) | - |
| Adjusted (Loss) / Income from Continuing Operations | 1,405 | 2,571 | 2,387 | 1,816 | (1,126) |
| Loss from Discontinued Operations | (15) | (32) | (20) | (1) | (40) |
| Non -GAAP Adjusted Net Income | 1,390 | 2,539 | 2,366 | 1,815 | (1,166) |
| Non-GAAP Adjusted Net Income as % of Net Sales | 1.8% | 3.0% | 2.6% | 1.9% | -1.4% |
| Management estimate of impact of severe weather | - | - | - | - | 1,100 |

## Use of Non-GAAP Financial Information:

**Adjusted Operating Income (Loss) - Note 2** Note a: Restated

| ($ in thousands) | 2007 (a) | 2008 (a) | 2009 (a) | 2010 | 2011 | 2012 | 2013 | 2014 YTD |
|---|---|---|---|---|---|---|---|---|
| Net Sales | 320,795 | 282,710 | 203,480 | 231,322 | 270,110 | 266,373 | 345,066 | 85,313 |
| Operating income (loss) | 16,707 | (28,460) | (45,389) | (2,570) | 5,668 | 1,815 | 8,591 | (2,469) |
| Plus: Facility consolidation and severance expenses | - | 2,317 | 4,091 | 1,556 | (563) | - | - | 73 |
| Plus: Impairment of assets | - | 4,478 | 1,459 | - | - | - | 195 | - |
| Plus: Impairment of goodwill | - | 23,121 | 31,406 | - | - | - | - | - |
| Plus: Acquisition related expenses & purchase accountin | - | - | - | - | - | 318 | 717 | 455 |
| Plus: Mfg expansion & Business integration in COGS | - | - | - | - | - | 1,383 | 6,616 | 1,065 |
| Non-GAAP Adj. Operating Income (Loss) (Note 2) | $ 16,707 | $ 1,456 | $ (8,433) | $ (1,014) | $ 5,105 | $ 3,516 | $ 16,119 | $ (876) |
| Non-GAAP Adj. Operating Income as % of Net Sales | 5.2% | 0.5% | -4.1% | -0.4% | 1.9% | 1.3% | 4.7% | -1.0% |
| Management estimate of impact of severe weather | - | - | - | - | - | - | - | 1,100 |

**Adjusted Earnings before Interest and Taxes (EBIT) - Note 3**

| ($ in thousands) | 2007 (a) | 2008 (a) | 2009 (a) | 2010 | 2011 | 2012 | 2013 | 2014 YTD |
|---|---|---|---|---|---|---|---|---|
| Net income (loss) as reported | 6,247 | (31,481) | (42,241) | (4,654) | 986 | (927) | 5,291 | 3,268 |
| Less: Income (loss) from discontinued, net tax | (521) | (313) | (382) | (280) | (286) | (274) | (68) | (40) |
| Plus: Taxes | 3,686 | (2,931) | (8,870) | (2,604) | 683 | (401) | (643) | 1,945 |
| Plus: Interest | 6,347 | 5,965 | 5,521 | 4,124 | 3,471 | 3,146 | 3,756 | 1,012 |
| Non-GAAP Adjusted EBIT (Note 3) | $ 16,801 | $ (28,134) | $ (45,208) | $ (2,854) | $ 5,426 | $ 2,092 | $ 8,472 | $ 6,265 |
| Non-GAAP Adjusted EBIT as % of Net Sales | 5.2% | -10.0% | -22.2% | -1.2% | 2.0% | 0.8% | 2.5% | 7.3% |

**Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4**

| ($ in thousands) | 2007 (a) | 2008 (a) | 2009 (a) | 2010 | 2011 | 2012 | 2013 | 2014 YTD |
|---|---|---|---|---|---|---|---|---|
| Non-GAAP Adjusted EBIT (from above) | 16,801 | (28,134) | (45,208) | (2,854) | 5,426 | 2,092 | 8,472 | 6,265 |
| Plus: Depreciation and amortization | 12,941 | 13,752 | 13,504 | 11,575 | 9,650 | 9,396 | 10,262 | 2,988 |
| EBITDA | 29,742 | (14,382) | (31,704) | 8,721 | 15,076 | 11,488 | 18,734 | 9,253 |
| Plus: Facility consolidation and severance expenses | - | 2,317 | 4,091 | 1,556 | (563) | - | - | 73 |
| Plus: Impairment of assets | - | 4,478 | 1,459 | - | - | - | 195 | - |
| Plus: Impairment of goodwill | - | 23,121 | 31,406 | - | - | - | - | - |
| Plus: Acquisition related expenses & purchase accountin | - | - | - | - | - | 318 | 717 | 455 |
| Plus: Mfg expansion & Business integration in COGS | - | - | - | - | - | 1,383 | 6,616 | 1,065 |
| Less: Gain on purchase of business | - | - | - | - | - | - | - | (8,744) |
| Non-GAAP Adjusted EBITDA (Note 4) | $ 29,742 | $ 15,534 | $ 5,252 | $ 10,277 | $ 14,513 | $ 13,189 | $ 26,262 | $ 2,102 |
| Non-GAAP Adjusted EBITDA as % of Net Sales | 9.3% | 5.5% | 2.6% | 4.4% | 5.4% | 5.0% | 7.6% | 2.5% |
| Management estimate of impact of severe weather | - | - | - | - | - | - | - | 1,100 |

| Free Cash Flow (FCF) - Note 5 | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| ($ in thousands) | 2007 (a) | 2008 (a) | 2009 (a) | 2010 | 2011 | 2012 | 2013 | 2014 YTD |
| Non-GAAP Adjusted EBIT (from above) | 16,801 | (28,134) | (45,208) | (2,854) | 5,426 | 2,092 | 8,472 | 6,265 |
| Times: 1 - Tax Rate = EBIAT | 10,417 | (17,443) | (28,029) | (1,769) | 3,364 | 1,297 | 5,253 | 3,884 |
| Plus: Depreciation and Amortization | 12,941 | 13,752 | 13,504 | 11,575 | 9,650 | 9,396 | 10,262 | 2,988 |
| Plus: Non Cash Impairment of Assets and Goodwill | - | 27,599 | 32,865 | - | - | - | 195 | - |
| Minus: Net change in Working Capital | 2,211 | 2,147 | (24,868) | 3,880 | 9,921 | 10,541 | 18,721 | 12,317 |
| Non-GAAP Cash from Operations | 21,147 | 21,761 | 43,208 | 5,926 | 3,093 | 152 | (3,011) | (5,445) |
| Minus: Capital Expenditures net of Asset Sales | 16,638 | 8,871 | 511 | 1,761 | 6,735 | 4,052 | 13,257 | 2,812 |
| Minus: Business / Capital acquisitions | | | | | | 6,961 | 1,863 | 6,929 |
| Non-GAAP Free Cash Flow (Note 5) | 4,509 | 12,890 | 42,697 | 4,165 | (3,642) | (10,861) | (18,131) | (15,186) |
| Current Assets | 119,804 | 117,011 | 88,933 | 96,853 | 100,999 | 115,055 | 149,789 | 175,444 |
| Current Liabilities | 44,467 | 39,527 | 36,317 | 40,357 | 34,582 | 38,097 | 54,110 | 67,448 |
| Net Working Capital | 75,337 | 77,484 | 52,616 | 56,496 | 66,417 | 76,958 | 95,679 | 107,996 |
| Change in Net Working Capital | 2,211 | 2,147 | (24,868) | 3,880 | 9,921 | 10,541 | 18,721 | 12,317 |

| Adjusted Income from Continuing Operations - Note 6 | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| ($ in thousands) | 2007 (a) | 2008 (a) | 2009 (a) | 2010 | 2011 | 2012 | 2013 | 2014 YTD |
| Net Income | 6,255 | (31,481) | (42,241) | (4,654) | 986 | (927) | 5,291 | 3,268 |
| Loss from Discontinued Operations | (512) | (313) | (382) | (280) | (286) | (274) | (68) | (40) |
| Income from Continuing Operations | 6,767 | (31,168) | (41,859) | (4,374) | 1,272 | (653) | 5,359 | 3,308 |
| Plus: Facility consolidation and severance expenses | - | 2,317 | 4,091 | 1,556 | (563) | - | - | 73 |
| Plus: Impairment of assets | - | 4,478 | 1,459 | - | - | - | 195 | - |
| Plus: Impairment of goodwill | - | 23,121 | 31,406 | - | - | - | - | - |
| Plus: Acquisition related expenses & purchase accountin | - | - | - | - | - | 318 | 717 | 455 |
| Plus: Mfg expansion & Business integration in COGS | - | - | - | - | - | 1,383 | 6,616 | 1,065 |
| Less: Gain on purchase of business | - | - | - | - | - | - | - | (8,744) |
| Plus: Tax effect of Mfg & Business integration above | - | (11,368) | (14,043) | (591) | 214 | (646) | (2,860) | 2,717 |
| Plus: Prior years tax credits and valuation allowance | - | - | 622 | - | - | - | (1,847) | - |
| Adjusted (Loss) / Income from Continuing Operations | 6,767 | (12,620) | (18,324) | (3,409) | 923 | 402 | 8,179 | (1,126) |
| Loss from Discontinued Operations | (512) | (313) | (382) | (280) | (286) | (274) | (68) | (40) |
| Non -GAAP Adjusted Net Income | 6,255 | (12,933) | (18,706) | (3,689) | 637 | 128 | 8,111 | (1,166) |
| Non-GAAP Adjusted Net Income as % of Net Sales | 1.9% | -4.6% | -9.2% | -1.6% | 0.2% | 0.0% | 2.4% | -1.4% |
| Management estimate of impact of severe weather | - | - | - | - | - | - | - | 1,100 |